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                                   CONSENT OF
                                 FOLEY & LARDNER


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 3 to the Form N-4 Registration Statement of Allstate Financial Advisors Separate Account I (File No. 333-77605).




                                                         /s/     Foley & Lardner
                                                                 FOLEY & LARDNER

Washington, D.C.
April 19, 2001